                                                             Exhibit 10.13

                                                             CONFIDENTIAL
                                                             TREATMENT REQUESTED


                       FIRST AMENDMENT TO SUPPLY CONTRACT

This Amendment (this "Amendment") is made as of February 1,2004 and shall amend a certain Supply Contract (the "Supply Contract") dated January 1, 2003 between Viasystems, Inc., a Delaware corporation ("Buyer") and International Wire Group, Inc. a Delaware corporation ("IWG" or "Seller").

                                   WITNESSETH:

WHEREAS, the Buyer and IWG have agreed to amend certain portions of the Supply Contract as stated herein;

WHEREAS, the Buyer and IWG wish to memorialize the amendment to the Supply Contract pursuant to the terms of this Amendment.

NOW THEREFORE, in consideration of the forgoing, the representations and agreements hereinafter set forth and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Seller and the Buyer hereby mutually agree to amend the Supply Contract as follows:

1) Section 2.1 shall be deleted in its entirety and shall be replaced with the following:

         2.1 The terms and conditions of this Supply Contract shall govern the purchase by Buyer from Seller of Wire, including the part numbers and specifications of which are listed on Schedule A hereto which is, by this reference, incorporated herein, as amended from time to time (hereinafter "Retained Product(s)"), together with all Wire that is not a Retained Product, including Wire which results from a redesign, modification or enhancement of a Retained Product (the "Developed Product(s)"), and all other Wire that is purchased by Buyer, including those part numbers and specifications of which are listed on Schedule B hereto which is, by this reference, incorporated herein, as amended from time to time (hereinafter "Additional Product(s)" and, together with the Retained Products and Developed Products, the "Products(s)"). In the event that there are Developed Products which Buyer desires to purchase for the present business conducted by Buyer (the "Present Business"), Buyer shall give reasonably sufficient advance notice of its requirements for such Developed Products to Seller so that Seller can produce in a commercially reasonable time period a written production plan to demonstrate Seller's ability to supply such Developed Products for the Present Business. In the event that Seller can reasonably demonstrate to Buyer its ability to supply such Developed Products for the Present Business, the Developed Products will be included in this Supply Contract as Retained Products and an initial price shall be established for such Developed Product, in writing, by the parties hereto. The parties shall establish such price based on a comparative analysis for such Developed Products, including without limitation, reference to the current prices charged hereunder for a Retained Product similar in design or application to the Developed Products with due consideration to any change in cost associated with the materials used in the Developed Products in relation the Retained Product and any development cost associated with such Developed Product; provided however such prices shall not exceed prices based on competitive quotes.

2) Section 3.1 of the Supply Contract shall be deleted in its entirety and shall replaced with the following:

         3.1 Except as otherwise provided herein, during the Initial Term and any Option Term of this Supply Contract, (a) Buyer agrees to purchase a certain percentage of Buyer's requirements in North America and Mexico of each of the Retained Products or any Developed Products, as such percentages existed for the year 2003 according to the calculable allocation set forth in
                  Exhibit I to Schedule A attached hereto, provided Seller meets Buyer's required delivery schedules and quality requirements as set forth herein; and (b) IWG agrees to sell to Buyer Additional Products at Buyer's request upon receipt and confirmation of a purchase order for such Additional Products up to and until June 30, 2004, provided that Buyer provides to Seller on a weekly basis Buyer's binding 6 week forecast (the "6 Week Forecast") of requirements for such Additional Products, which such 6 Week Forecast shall have a minimum order requirement for each week that Buyer commits to purchase Additional Products of no less than 1,750,000 feet of those Additional Products marked as "Silicones" on Schedule B, and 450,000 feet of those Additional Products listed as "Cords" on Schedule B.

3) Section 3.3 of the Supply Contract shall be deleted in its entirety and shall be replaced with the following:

         3.3 Any Retained Products or Developed Products purchased from an alternate manufacturer for any of its locations for development and testing proposes only shall not be included in the calculation of the percentage of such product purchased by Buyer for purposes of Section 3.1 hereof, provided that such Retained Products or Developed Products are not used in Buyer's business for commercial resale.

4) Section 4.1 of the Supply Contract shall be deleted in its entirety and shall be replaced with the following:

         4.1 Unless otherwise agreed to by the parties in writing, all amounts invoiced and payable under this Supply Contract shall be paid in U.S. dollars and all amounts shall be due and payable by wire transfer of immediately available funds with payment terms of: [*]

                  [*]


                                             * Omitted pursuant to a request for
                                             confidential treatment and filed
                                             separately with the Securities and
                                             Exchange Commission.

                  [*]

5) Section 5.1 of the Supply Contract shall be deleted in its entirety and shall be replaced with the following:

         5.1 The parties agree to incorporate into this Supply Contract the provisions in Schedule C -- Material Supply / Inventory Agreement.

                              VIASYSTEMS, INC.



                              By: /s/ JOSEPH S. CATANZARO
                                  --------------------------------------------
                              Name: Joseph S. Catanzaro
                                    ------------------------------------------
                              Title: Senior Vice President
                                     -----------------------------------------



                              INTERNATIONAL WIRE GROUP, INC.



                              By: /s/ JOSEPH M. FIAMINGO
                                  --------------------------------------------
                              Name: Joseph M. Fiamingo
                                    ------------------------------------------
                              Title: Chief Executive Officer
                                     -----------------------------------------


                                             * Omitted pursuant to a request for
                                             confidential treatment and filed
                                             separately with the Securities and
                                             Exchange Commission.

                                                                      SCHEDULE A

INTERNATIONAL WIRE GROUP                                          DATE: 02/02/04
INSULATED WIRE DIVISION                                     IWGID RFQ #: 0312071
TELEPHONE #: 1-800-736-9473                                             REV 1
PRICE QUOTATION                                   PLEASE REFERENCE THIS RFQ #
                                               WHEN YOU PLACE YOUR FIRST ORDER!
PREPARED FOR:
    VIASYSTEMS
    EL PASO, TX

                                                                     CURRENT                        2004 QUOTE
 IWG PART                                              VOLUME         WEIGHT                        PRICE PER
  NUMBER             PRODUCT DESCRIPTION                (MFT)        PER MFT        LEAD TIME      MFT @ $1.00
----------        -----------------------------       ---------      --------       ---------      -----------
502E730001        20/1 UL3173 10/30 B.031 125C           [*]           [*]             [*]             [*]
522E531001        12/1 UL3173 65/30 B.031 125C           [*]           [*]             [*]             [*]
522EB31001        12/1 UL3173 19/0185 B.031 125          [*]           [*]             [*]             [*]
542E430005        14/1 UL3173 19/0147 B.031 125          [*]           [*]             [*]             [*]
542E831001        14/1 UL3173 41/30 BC.031 125C          [*]           [*]             [*]             [*]
552E830001        10/1 UL3173 19/0234 B.031 125          [*]           [*]             [*]             [*]
552E930001        10/1 UL3173 105/30 B.031 125C          [*]           [*]             [*]             [*]
562E530004        16/1 UL3173 26/30 BC.031 125C          [*]           [*]             [*]             [*]
572E132008        22/1 UL3173 7/30 B.031 125C            [*]           [*]             [*]             [*]
582E230001        18/1 UL3173 16/30 BC.031 125C          [*]           [*]             [*]             [*]
582EF31010        18/1 UL3173 16/30 TPCT 125C            [*]           [*]             [*]             [*]
507E820001        20/1 UL3321 10/30 T.031 150C           [*]           [*]             [*]             [*]
527E430001        12/1 UL3321 19/0185 T.031 150          [*]           [*]             [*]             [*]
547E520001        14/1 UL3321 19/0147T.030 150C          [*]           [*]             [*]             [*]
557E231001        14/1 UL3321 19/0234 T.031 150          [*]           [*]             [*]             [*]
567E720001        16/1 UL3321 26/30 TC.031 150C          [*]           [*]             [*]             [*]
577E620001        22/1 UL3321 7/30 T 031 150C            [*]           [*]             [*]             [*]
587EB20001        18/1 UL3321 16/30 TC 030 150C          [*]           [*]             [*]             [*]
                                                         [*]

LEAD TIME:      [*]

COPPER
BASE:           QUOTED @ $1.00 COMEX

FREIGHT
TERMS:          FREIGHT COLLECT DURANGO, MEXICO

PAYMENT
TERMS:          [*]

INSIDE SALES
REP:            MONICA COFFMAN

ACCOUNT
MANAGER:        DAVID PASCUAL

EXPIRATION
DATE:           30 DAYS FROM DATE OF ISSUE

** PART NUMBERS PROVIDED ON QUOTES ARE FOR IWG INTERNAL PURPOSES ONLY.
   SPECIFIC PART NUMBERS MUST BE DETERMINED AT TIME OF ORDER.

THANK YOU FOR THE OPPORTUNITY TO QUOTE YOUR WIRE REQUIREMENTS.

PREPARED BY IWGID SALES DEPARTMENT: RS


                                             * Omitted pursuant to a request for
                                             confidential treatment and filed
                                             separately with the Securities and
                                             Exchange Commission.

                                                                      SCHEDULE A

INTERNATIONAL WIRE GROUP                                          DATE: 02/02/04
INSULATED WIRE DIVISION                                     IWGID RFQ #: 0312071
TELEPHONE #: 1-800-736-9473
PRICE QUOTATION                                                         REV 1
PREPARED FOR:                                     PLEASE REFERENCE THIS RFQ #
    VIASYSTEMS                                  WHEN YOU PLACE YOUR FIRST ORDER!
    EL PASO, TX

                                                                          STANDARD
                                                               COPPER      PACKAGE                      2003 PRICE     2004 QUOTE
                                                    VOLUME     WEIGHT   (Inches unless                   PER MFT @     PRICE PER
IWG PART NUMBER        PRODUCT DESCRIPTION           (MFT)     PER MFT  otherwise noted)   LEAD TIME       $1.00      MFT @ $1.00
---------------   ------------------------------  ---------   --------  ----------------   ---------    ----------   -------------
1415311001GE      14/1 AWM 19/01 47 B 5/64 105C      [*]         [*]      35 Gal Drum         [*]           [*]           [*]
1615011001GE      16/1 AWM 26/30 B 4/64 105C         [*]         [*]      35 Gal Drum         [*]           [*]           [*]
1622018010GE      16/1 AWM DOUBLE INSULATED 105C     [*]         [*]      35 Gal Drum         [*]           [*]           [*]
1822018001GE      18/1 AWM DOUBLE INSULATED 105C     [*]         [*]      35 Gal Drum         [*]           [*]           [*]
18230P1103GE      18/1 AWM DOUBLE INSULATED 105C     [*]         [*]      35 Gal Drum         [*]           [*]           [*]
484E220014        18/1 UL1056/1275 16/30 B 4/54      [*]         [*]      35 Gal Drum         [*]           [*]           [*]
1803110010GE      18/1 TEW 7x59/44 B 2/64 105C       [*]         [*]      35 Gal Drum         [*]           [*]           [*]
2202518001GE      22/1 TEW 7/30 T 2/64 105C          [*]         [*]      35 Gal Drum         [*]           [*]           [*]
402E730010        20/1 TEW 10/30 B 2/64 105C         [*]         [*]      35 Gal Drum         [*]           [*]           [*]
442E831001        14/1 TEW 41/30 B 2/64 105C         [*]         [*]      35 Gal Drum         [*]           [*]           [*]
452E31017         16/1 TEW 65/34 B 2/64 105C         [*]         [*]      35 Gal Drum         [*]           [*]           [*]
462E430001        16/1 TEW SOLID B 2/64 105C         [*]         [*]      35 Gal Drum         [*]           [*]           [*]
462E631001        16/1 TEW 26/30 B 2/64 105C         [*]         [*]      35 Gal Drum         [*]           [*]           [*]
462E731028        16/1 TEW 26/30 T 2/64 105C         [*]         [*]      35 Gal Drum         [*]           [*]           [*]
48ZEZ41001        18/1 UL 1043/1015 16/30 B 2/64     [*]         [*]      35 Gal Drum         [*]           [*]           [*]
48ZE322001        18/1 TEW 41/34 BC 2/64 105C        [*]         [*]      35 Gal Drum         [*]           [*]           [*]
1811011019GE      18/1 AWM 16/30 B UL1061 80C        [*]         [*]      35 Gal Drum         [*]           [*]           [*]
1816817001GE      18/1 AWM 19/0093 TVL1651 80C       [*]         [*]      35 Gal Drum         [*]           [*]           [*]
2216517001GE      22/1 AWM 7/30 T UL 1051            [*]         [*]      35 Gal Drum         [*]           [*]           [*]
1002011001GE      10/1 MTW/AWM 105/30 B 2/64 105     [*]         [*]      35 Gal Drum         [*]           [*]           [*]
1202011001GE      12/1 MTW/AWM 65/30 B 2/64 105C     [*]         [*]      35 Gal Drum         [*]           [*]           [*]
1210111001GE      12/1 MTW/AWM 19/0185 B 2/64        [*]         [*]      35 Gal Drum         [*]           [*]           [*]
2090012101GE      20/2 FLAT JACKETED AWM 105C        [*]         [*]      35 Gal Drum         [*]           [*]           [*]
1811011019GE      18/1 AWM 16/30 B 1/64 105C         [*]         [*]      35 Gal Drum         [*]           [*]           [*]
18113P8519GE      18/1 AWM 7/0152 B 1/64 105C        [*]         [*]      35 Gal Drum         [*]           [*]           [*]
1811518010GE      18/1 AWM 16/30 T 1/64 105C         [*]         [*]      35 Gal Drum         [*]           [*]           [*]
2011017001GE      20/1 AWM 10/30 B 1/64 105C         [*]         [*]      35 Gal Drum         [*]           [*]           [*]
2211517001GE      22/1 AWM 7/30 T 1/64 105C          [*]         [*]      35 Gal Drum         [*]           [*]           [*]
2411517009GE      24/1 AWM 7/0076 T 1/64 105C        [*]         [*]      35 Gal Drum         [*]           [*]           [*]
                                                     [*]

LEAD TIME:      [*]

COPPER
BASE:           QUOTED @ $1.00 COMEX

FREIGHT
TERMS:          FREIGHT COLLECT DURANGO, MEXICO

PAYMENT                                             ALL QUOTED TERMS ARE
TERMS:          [*]                              SUBJECT TO CHANGE BASED ON
                                              SALES VOLUME AND PAYMENT HISTORY.
INSIDE SALES
REP:            MONICA COFFMAN

ACCOUNT
MANAGER:        DAVID PASCUAL

EXPIRATION
DATE:           30 DAYS FROM DATE OF ISSUE

** PART NUMBERS PROVIDED ON QUOTES ARE FOR IWG INTERNAL PURPOSES ONLY.
   SPECIFIC PART NUMBERS MUST BE DETERMINED AT TIME OF ORDER.

THANK YOU FOR THE OPPORTUNITY TO QUOTE YOUR WIRE REQUIREMENTS.

PREPARED BY IWGID SALES DEPARTMENT: RS



                                             * Omitted pursuant to a request for
                                             confidential treatment and filed
                                             separately with the Securities and
                                             Exchange Commission.

                                                                      SCHEDULE A

INTERNATIONAL WIRE GROUP                                          DATE: 02/02/04
INSULATED WIRE DIVISION                                     IWGID RFQ #: 0312071
TELEPHONE #: 1-800-736-9473
PRICE QUOTATION                                                         REV 1
PREPARED FOR:                                     PLEASE REFERENCE THIS RFQ #
    VIASYSTEMS                                  WHEN YOU PLACE YOUR FIRST ORDER!
    EL PASO, TX


                                                                 STANDARD                    MINIMUM
                                                    COPPER       PACKAGE                     ORDER QTY                  2004 QUOTE
IWG PART             PRODUCT              VOLUME    WEIGHT    (inches unless     STD PKG     PER COLOR                  PRICE PER
 NUMBER            DESCRIPTION            (MFT)     PER MFT   otherwise noted)   QTY (FT)      (FT)       LEAD TIME        MFT
---------    ------------------------    --------   -------   ----------------   --------    ---------    ---------     -----------
100052-10    1/0511 SOLID BARE 16 AWG      [*]        [*]        16x12 Reel        [*]          [*]          [*]            [*]
102255-25    1/1033 SOLID BARE 10 AWG      [*]        [*]        16x12 Reel        [*]          [*]          [*]            [*]
103851-5     1/0808 SOLID BARE 12 AWG      [*]        [*]        16x12 Reel        [*]          [*]          [*]            [*]
103853-5     14GA 1/0653 SOLID BC          [*]        [*]        14x12 Reel        [*]          [*]          [*]            [*]
                                           [*]

LEAD TIME:      [*]

COPPER
BASE:           QUOTED @ $1.00 COMEX

FREIGHT
TERMS:          FOB ORIGIN, PREPAID

PAYMENT                                             ALL QUOTED TERMS ARE
TERMS:          [*]                              SUBJECT TO CHANGE BASED ON
                                              SALES VOLUME AND PAYMENT HISTORY.
INSIDE SALES
REP:            MONICA COFFMAN

ACCOUNT
MANAGER:        DAVID PASCUAL

EXPIRATION
DATE:           30 DAYS FROM DATE OF ISSUE

** PART NUMBERS PROVIDED ON QUOTES ARE FOR IWG INTERNAL PURPOSES ONLY.
   SPECIFIC PART NUMBERS MUST BE DETERMINED AT TIME OF ORDER.

THANK YOU FOR THE OPPORTUNITY TO QUOTE YOUR WIRE REQUIREMENTS.

PREPARED BY IWGID SALES DEPARTMENT: RS


                                             * Omitted pursuant to a request for
                                             confidential treatment and filed
                                             separately with the Securities and
                                             Exchange Commission.

INTERNATIONAL WIRE BUY, 2003

                                                                       EXHIBIT I
                                                                   TO SCHEDULE A

                                                                                                Qty Rcvd in
Vendor   Part Number      Gauge       Insulation                  Part Description                 2003
------   -----------    ----------    ----------    ----------------------------------------    -----------
UL 1015, 1220, 1569, 1007, 1056, 1120, 1032
  IW         A2RX          10            PVC        WIRE 10/12 1050C UL 1015                       [*]
  IW         BRWX          12            PVC        12/65 BARE 600V 105oC UL 1015                  [*]
  IW         BBYX          12            PVC        WIRE 12/19 BARE PVC 105c                       [*]
  IW         CXYX          14            PVC        WIRE 14/19 PVC 105o 600 VOLT                   [*]
  IW         C1YX          14            PVC        WIRE 14/41, BARE, PVC 105oC                    [*]
  IW         DEWR          16            PVC        WIRE AWG16, 105C 600V UL 1032                  [*]
  IW         DYCX          16            PVC        WIRE 16/26 BARE PVC 105c                       [*]
  IW         D1YX          16            PVC        WIRE 16/26, PVC, 105oC                         [*]
  IW         D9WX          16            PVC        WIRE 16GA 16 STRANS UL 1120                    [*]
  IW         M2NX          16            PVC        PVC WIRE 16/65 105o                            [*]
  IW         E2YX          18            PVC        PVC WIRE 18/41 105o                            [*]
  IW         E3WX          18            PVC        WIRE 18AWG 150Oc UL 1015                       [*]
  IW         FCWX          18            PVC        WIRE 18/16 105oc UL 1569 (TIN)                 [*]
  IW         FRWC          18            PVC        WIRE 18/16, BARE. PVC 105/\C. 112              [*]
  IW         FTYX          18            PVC        WIRE 18/16, BARE, PVC 105/\C, 1120             [*]
  IW         FUGY          18            PVC        WIRE 18/7, BARE, PVC 105/\C, 1569              [*]
  IW         FYYX          18            PVC        WIRE 18/16, BARE, PVC 105/\C, 1056             [*]
  IW         F3WV          18            PVC        WIRE 18/16, BARE, PVC 105/\C, 1015             [*]
  IW         OMWX          18            PVC        WIRE 18 AWG UL #1061 300V                      [*]
  IW         HZWX          20            PVC        WIRE 20/10 80c UL 1061 300V                    [*]
  IW         H7YR          20            PVC        WIRE 20/10, BARE, PVC 105/\C, 1015             [*]
  IW         H2YR          20            PVC        WIRE, 20/10, BARE, PVC 105/\C, UL 1007         [*]
  IW         JUWX          22            PVC        22/7 TIN 300V UL 1061                          [*]
  IW         J3YX          22            PVC        WIRE 22/7 TIN, PVC 105Co UL 1015               [*]
  IW         J8WV          22            PVC        WIRE 22/7 , TIN, PVC 105/\C, 1569              [*]
  IW         KLYW          24            PVC        WIRE 24/7 TINNED PVC 105Oc                     [*]
 Total                                                                                             [*]

                                                                                                Qty Rcvd in
Vendor   Part Number      Gauge       Insulation                Part Description                    2003
------   -----------    ----------    ----------    ----------------------------------------    -----------
UL 3173, 3321
 IW      AJRX              10           XLPE        WIRE 10/19, BARE, XLPE, 125oC                   [*]
 IW      AJWWX             10           XLPE        GA 10 125oC UL 3173 105 STRAN.                  [*]
 IW      AKRX              10           XLPE        WIRE, 10/19, TIN, XLPE, 150oC                   [*]
 IW      BJWX              12           XLPE        VULKENE WIRE Z 12/19 125oC                      [*]
 IW      BJWWX             12           XLPE        GA 12 125o UL 3173 65 STRANDS                   [*]
 IW      BKRX              12           XLPE        WIRE, 12/19, TIN, XLPE, 150oC                   [*]
 IW      CJYX              14           XLPE        VULKENE WIRE Z 14/19 125oC                      [*]
 IW      CJWWX             14           XLPE        GA 14 125o UL 3173 41 STRANDS                   [*]
 IW      CKYX              14           XLPE        WIRE XL 14/19 150oC UL 3321                     [*]
 IW      DJYX              16           XLPE        VULKENE WIRE Z 16/26 125oC                      [*]
 IW      DKYX              16           XLPE        VULKENE WIRE XL 16/26 150oC                     [*]
 IW      FJYX              18           XLPE        VULKENE WIRE Z 18/16 125oC                      [*]
 IW      FKYX              18           XLPE        VULKENE WIRE XL 18/16 150oC                     [*]
 IW      FNWX              18           XLPE        WIRE 18GA 125o 600V UL 3173                     [*]
 IW      HJYX              20           XLPE        VULKENE WIRE YELLOW 20/10 125/\                 [*]
 IW      HKYX              20           XLPE        WIRE 20/10 TIN 150o UL# 3321                    [*]
 IW      JJVX              22           XLPE        22 GA 125oC WIRE 600 VOL, 7HILOS                [*]
 IW      JKBX              22           XLPE        2210 GA 150o WIRE UL 3321                       [*]
Total                                                                                               [*]


                                                                                                Qty Rcvd in
Vendor   Part Number      Gauge       Insulation                  Part Description                 2003
------   -----------    ----------    ----------    ----------------------------------------    -----------
No UL
 IW      ANBC               10        None          WIRE 10 BARE COPE                              [*]
 IW      BNBC               12        None          WIRE SOLID 12/1 BARE COPER                     [*]
 IW      CNBC               14        None          BARE COPER 14 GA 62"                           [*]
 IW      DNBC               16        None          WIRE SOLIDO 16/1 BARE COPPER                   [*]
Total                                                                                              [*]


                                             * Omitted pursuant to a request for
                                             confidential treatment and filed
                                             separately with the Securities and
                                             Exchange Commission.

                                                                       EXHIBIT I
Non International Wire Buy, 2003                                   TO SCHEDULE A

 Part                                                                            Qty Rcvd in
Number     Gauge       Insulation                  Part Description                 2003
------   ----------    ----------    ----------------------------------------    -----------
UL 1015, 1230, 1569, 1007, 1056, 1120, 1032
 F1         18            PVC        WIRE 18/16, BARE, PVC, 105/\C, 1015 ANTHF      [*]
 F2         18            PVC        WIRE 18/16, BARE, PVC, 105/\C, 1056 ANTHF      [*]
Total                                                                               [*]


 Part                                                                            Qty Rcvd in
Number     Gauge       Insulation                  Part Description                 2003
------   ----------    ----------    ----------------------------------------    -----------
UL 3173, 3321
 AK         10            XLPE       WIRE 10/19, TIN, XLPE, 150oC                    [*]
 AKW        10            XLPE       CAL 10 150o 105 HILOS UL 3321                   [*]
 A5         10            XLPE       WIRE 10/65 150C 600V UL #3321                   [*]
 BK         12            XLPE       WIRE, 12/19, TIN, XLPE, 150oC                   [*]
 BKW        12            XLPE       GA 12 150o UL 3321 65 HILOS                     [*]
 CA         14            XLPE       GA 14 150o UL 3321 41 STRANDS                   [*]
 CJ         14            XLPE       VULKENE WIRE Z 14/19 125oC                      [*]
 CK         14            XLPE       WIRE XL, 14/19 150oC UL 3321                    [*]
 DK         16            XLPE       VULKENE WIRE XL 16/26 150oC                     [*]
 FK         18            XLPE       VULKENE WIRE XL 18/16 150oC                     [*]
 FK         18            XLPE       VULKENE WIRE XL 18/16 150oC                     [*]
 HK         20            XLPE       WIRE 20/10 TIN 150o UL #3321                    [*]
Total                                                                                [*]


                                             * Omitted pursuant to a request for
                                             confidential treatment and filed
                                             separately with the Securities and
                                             Exchange Commission.

                                                                      SCHEDULE B

INTERNATIONAL WIRE BUY, 2003

                                                                                                Qty Rcvd in
Vendor   Part Number      Gauge       Insulation                  Part Description                 2003          $ Amount
------   -----------    ----------   ------------   ----------------------------------------    -----------    ------------
UL 3024, 3025, 3071, 3172, 3122, 3239, 3254, 3304
  IW       APRX            10        Sil + Fglass   10/19 200oC 3025 SEW-2 SF-2                    [*]              [*]
  IW       BPWX            12        Sil + Fglass   12/19 200oC UL 3024 SEW-2 SF-2                 [*]              [*]
  IW       CPYX            14        Sil + Fglass   GLASS BRAID, TYPE SF-2, 14 GAGE                [*]              [*]
  IW       CRSX            14        Sil + Fglass   WIRE 14 AWG 150o UL 3239 20KV                  [*]              [*]
  IW       C4WX            14        Sil + Fglass   WIRE 14GA 250o 600V UL 3252                    [*]              [*]
  IW       DRYX            16        Sil + Fglass   16-SF 2-YX FIBERGLASS WIRE                     [*]              [*]
  IW       DRWYB           16        Sil + Fglass   WIRE 16/7 200oC UL STYLE 3071                  [*]              [*]
  IW       D4YX            16        Sil + Fglass   WIRE 250o 16/26 UL 3252 600V                   [*]              [*]
  IW       FHRX            18        Sil + Fglass   WIRE 18/19AWG 200o UL 3304                     [*]              [*]
  IW       FOTX            18        Sil + Fglass   WIRE 18/1 TIN 200o SF-1 300V                   [*]              [*]
  IW       FPYX            18        Sil + Fglass   WIRE 18/7 200o UL #3071 SEW-2                  [*]              [*]
  IW       FPWYB           18        Sil + Fglass   WIRE 18/7 TIN 200oC UL 3071                    [*]              [*]
  IW       FSOX            18        Sil + Fglass   WIRE 200oC 300V 18GA/7 UL 3122                 [*]              [*]
  IW       F4YX            18        Sil + Fglass   18/16 BARE 600V 250o                           [*]              [*]
  IW       HPWS            20        Sil + Fglass   GA 20/10 200oC UL3172 TINBRASS                 [*]              [*]
  IW       JNOX            22        Sil + Fglass   22GA, 200 C, VOLTAGE 10KAC                     [*]              [*]
  IW       OHSX            18        Sil + Fglass   WIRE 18/16 150o UL 3239 20KV                   [*]              [*]
 Total                                                                                             [*]              [*]

                                                                                                Qty Rcvd in
Vendor   Part Number      Gauge       Insulation                  Part Description                 2003          $ Amount
------   -----------    ----------   ------------   ----------------------------------------    -----------    ------------
UL SPT, SJT, 2291
 IW      PCW001             18           PVC        SJT 18/3 AWG 105o BLACK SINGLE                  [*]              [*]
 IW      PCW002             16           PVC        CORD SET SJT 16/3 BK                            [*]              [*]
 IW      PCW038             16           PVC        SJT 16/3 125/10 105 B                           [*]              [*]
 IW      PCW102             16           PVC        POWER CORD                                      [*]              [*]
 IW      PCW103             20           PVC        POWER CORD                                      [*]              [*]
 IW      PCW295             14           PVC        POWER CORD 14/3 SPT 105o GRAY                   [*]              [*]
 IW      8911450P01         16           PVC        POWER CORD BROWN, SPT, 16 STRAND                [*]              [*]
 IW      8911450P07         16           PVC        POWER CORD GRAY, SPT, 16 STRANDS                [*]              [*]
 IW      8911450P08         16           PVC        POWER CORD BLACK, SPT, 16 STRAND                [*]              [*]
 IW      8911450P09         18           PVC        P. CORD BROWN, SPT, 18/3 STRAND                 [*]              [*]
 IW      8911450P10         18           PVC        CORD STP-3 18/3, 105oC VW-1                     [*]              [*]
 IW      8911450P12         18           PVC        SPT-2, BLACK, 18/3 41 STRAND, 105               [*]              [*]
Total                                                                                               [*]              [*]


                                             * Omitted pursuant to a request for
                                             confidential treatment and filed
                                             separately with the Securities and
                                             Exchange Commission.

                                                                      SCHEDULE C



International Wire Group, Inc.
Insulated Wire Division
7222 Engle Road, Fort Wayne, IN 46804
Ph:  (260) 459-8600 Fax:(260) 459-8699

                                                                January 22, 2004

SUBJECT: REQUIREMENTS ANALYSIS AND PRODUCT BUILD PROCEDURE

In order to plan for on-time delivery of product requested by Viasystems Group, Inc. ("Viasystems"), International Wire Group ("IWG") has established a formal "requirements analysis and product build" procedure. This procedure is documented as follows (all times indicated are mountain time):

1. EDI Transmission - Weekly, an electronic transmission of production and inventory forecast requirement information, the EDI 830 material release ("EDI 830") will be submitted by Viasystems and received at IWG by or before 8:00 am each Thursday ("EDI 830 Transmission Date"). In the event that IWG does not receive the EDI 830 transmission by 8:00 am, IWG will place a phone call to the Viasystems EDI coordinator [*] to report that the EDI 830 was not received. If the EDI 830 has not been received by 10:00 am on Thursday, the IWG Supply Chain Manager or designee will notify [*] (the "Viasystems Planners") or [*] (the Viasystems Materials Managers). In the event the EDI 830 is not received by 12:00 noon on Thursday, IWG and Viasystems acknowledge that for the corresponding week, IWG will not be required to meet the analysis and product build requirements of this procedure.

2. Analysis and Product Build - IWG will analyze the weekly columns in the EDI 830 and plan the product build in the following manner:

  Via                   Std.     Week 1      Week 2      Week 3     Week 4      Week 5      Week 6      Week 7
  Part     IWG Part     Pack     Oct. 20     Oct. 27     Nov. 3     Nov. 10     Nov. 17     Nov. 24     Dec. 1


         A.       EDI 830 - WEEK 1

         1.       IWG will consider amounts in Week 1 as required immediately.

         2. Demand listed in Week 1 will be considered "authorized for production build" by Viasystems.

         3. Demand listed in Week 1 will not be adjusted to account for any IWG shipments occurring prior to the EDT 830 Transmission Date.

         4. Demand listed in Week 1, except new requirements not stated in the prior release ("drop-ins"), will be available for pull on the EDT 830 Transmission Date.


                                             * Omitted pursuant to a request for
                                             confidential treatment and filed
                                             separately with the Securities and
                                             Exchange Commission.

         5. Drop-in demand listed in Week 1 will be reviewed by IWG and a new production schedule will be developed -- Demand Status Report. Shipment availability on these requirements will be evaluated based upon the number of parts added and the total footage volume dropped in. IWG's Supply Chain Manager (or designee) will discuss this situation with the Viasystems Planners to determine run priority and set-up charges, and delivery will be quoted accordingly. Any requested changes to the new production schedule must be requested in writing (e-mail) and acknowledged in writing (e-mail). IWG will make every effort to accommodate Viasystems demand requirements as quickly as possible.

         B.       EDI 830 - WEEK 2

         1. IWG will plan production to supply all quantities listed in the Week 2 column of the EDI 830.

         2. Demand listed in Week 2 will be considered "authorized for production build" by Viasystems.

         3. Demand listed in Week 2 will not be adjusted to account for any IWG shipments occurring prior to the EDI 830 Transmission Date.

         4. Demand listed in Week 2, except new requirements not stated in the prior release ("drop-ins"), will be available for pull on the EDI 830 Transmission Date.

         5. Drop-in demand listed in Week 2 will be reviewed by IWG and a new production schedule will be developed--Demand Status Report. Shipment availability on these requirements will be evaluated based upon the number of parts added and the total footage volume dropped in. IWG's Supply Chain Manager (or designee) will discuss this situation with the Viasystems Planners to determine run priority and set-up charges, and delivery will be quoted accordingly. Any requested changes to the new production schedule must be requested in writing (email) and acknowledged in writing (e-mail). IWG will make every effort to accommodate Viasystems demand requirements as quickly as possible.

         C.       EDI 830 - WEEK 3

         1. IWG will plan production to supply all quantities listed in the Week 3 column of the EDI 830.

         2. Demand listed in Week 3 will be considered "authorized for production build" by Viasystems.

         3. Demand listed in Week 3 will not be adjusted to account for any IWG shipments occurring prior to the EDI 830 Transmission Date.

         4. Demand listed in Week 3, except new requirements not stated in the prior release ("drop-ins"), will be available for pull on the second business day after the EDI 830 Transmission Date.

         5. Drop-in demand listed in Week 3 will be reviewed by IWG and a new production schedule will be developed -- Demand Status Report. Shipment availability on these requirements will be evaluated based upon the number of parts added and the total footage volume dropped in. IWG's Supply Chain Manager (or designee) will discuss this situation with the Viasystems Planners to determine run priority and set-up charges, and delivery will be quoted accordingly.

                  Any requested changes to the new production schedule must be requested in writing (e-mail) and acknowledged in writing (e-mail). IWG will make every effort to accommodate Viasystems demand requirements as quickly as possible.

         D.       EDI 830-WEEK 4

         1. IWG will plan production to supply all quantities listed in the Week 4 column of the EDI 830.

         2. Demand listed in Week 4 will be considered "authorized for production build" by Viasystems.

         3. Demand listed in Week 4 will not be adjusted to account for any IWG shipments occurring prior to the EDI 830 Transmission Date.

         4. Demand listed in Week 4, except new requirements not stated in the prior release ("drop-ins"), will be available for pull on the sixth business day after the EDI 830 Transmission Date.

         5. Drop-in demand listed in Week 4 will be reviewed by IWG and a new production schedule will be developed -- Demand Status Report. Shipment availability on these requirements will be evaluated based upon the number of parts added and the total footage volume dropped in. IWG's Supply Chain Manager (or designee) will discuss this situation with the Viasystems Planners to determine run priority and set-up charges, and delivery will be quoted accordingly. Any requested changes to the new production schedule must be requested in writing (e-mail) and acknowledged in writing (e-mail). IWG will make every effort to accommodate Viasystems demand requirements as quickly as possible.

         E.       EDI 830 - WEEK 5

         1. IWG will plan production to supply all quantities listed in the Week 5 column of the EDI 830.

         2. Demand listed in Week 5 will be considered "authorized for production build" by Viasystems.

         3. Demand listed in Week 5 will not be adjusted to account for any IWG shipments occurring prior to the EDI 830 Transmission Date.

         4. Demand listed in Week 5 will be available for pull on the eleventh business day after the EDI 830 Transmission Date.

         F.       EDI 830-WEEKS 6 AND 7

         1. IWG will review production to supply all quantities listed in the Weeks 6 and 7 column of the EDI 830. Demand listed in Weeks 6 and 7 will be used to plan copper balances to meet forecasted levels.

         2. Demand listed in Weeks 6 and 7 will not be considered "authorized for production build" by Viasystems. In the event IWG determines that weekly copper requirements are increasing over recent historical usage, IWG will contact the Viasystems Material Planners for confirmation that the demand is accurate. If the Viasystems Material Planners confirm the forecast demand in writing (email), IWG will increase the in-house stocking levels or purchase orders in accordance with the written confirmation. If IWG is quoted a delivery lead-time from their supplier that is longer than the forecasted requirement date, the IWG Supply Chain Manager will notify the Viasystems Planners of any potential delivery issues.

         G.       EDI 830 - WEEKS 8 AND BEYOND

         1. IWG will not build any product that is listed in the Weeks 8 and beyond column of the EDI 830. Demand listed in weeks 8 and beyond will not be considered "authorized for production build by Viasystems."

SEE EXHIBIT I FOR CERTAIN EXAMPLES OF THE ANALYSIS AND BUILD PROCEDURE BASED OFF OF THE EDI 830

         3. Request For Shipment of Material -- In order to ensure delivery of material, the "Pick Request" Form must be completed and received by email by 11:00 am the day prior to requested shipment. Upon receipt of Pick Request Form, IWG will respond within three hours regarding status of material arid confirmation of toad to be shipped the next day. Request for material to be shipped same day will be addressed on a request basis.

         4. IWG Build Confirmation -- By close of business every Friday, IWG will provide each Viasystems facility with a Demand Status Report that documents the requirements for each part number versus our ability to supply. It will highlight issues that Viasystems needs to be aware of:

         5. Set-up Charges -- Set-up charges result when drop-in Viasystems demand requires IWG to break into their production schedule. A set-up charge of [*]

                  will be applied to a drop in order that requires IWG to break into its existing production schedule to expedite the Viasystems order. Delivery of drop in orders will be handled as previously stated in paragraphs above.

         6. Shipments Made in Multiples of Full Standard Packages -- For product demand that equates to less than multiples of a full standard package, IWG will round up to the next full container quantity and build the part if there is future demand through Week 6. If there is not enough demand through Week 6, IWG will contact the Viasystems Planner. If the Viasystems Planner gives written authorization, IWG will build the additional container.

         7. New Color Combinations -- When new parts appear on the EDI 830 for the first time and represent a new color combination in a product family that IWG already supplies, IWG will set up these parts in their Engineering data base upon receipt of PPAP waiver from Viasystems. These parts will then be set up for all IWG facilities capable of manufacturing the noted products within two business days after receiving the PPAP waiver. Product will be built and delivered according to the procedure as previously stated in paragraphs above. IWG will provide First Piece documentation from the first location producing the desired product listing and thereby qualifying all applicable IWG manufacturing locations within 24 hours after shipment of product to Viasystems. No other approval documentation or activity shall be required.

         8. New Part Construction -- When new parts which have been previously quoted appear on the EDT 830 for the first time and represent a new part construction to IWG, Viasystems must provide a detailed specification sheet to IWG. After receiving the specification sheet from Viasystems, the IWG Engineering group will review the specification to determine product performance capability and manufacturing feasibility. If this is a product IWG can produce, IWG will engineer the part in the database and quote a lead-time to


                                             * Omitted pursuant to a request for
                                             confidential treatment and filed
                                             separately with the Securities and
                                             Exchange Commission.

                  Viasystems that takes into consideration availability of required raw material, tooling, etc. IWG will provide Viasystems First Piece documentation within 24 hours after shipment. This will be followed by PAP or PPAP within 90 days. The PAP or PPAP documentation will list and thereby qualify the initial IWG producing facility and all other facilities capable of manufacturing this product type. With this signed off PAP or PPAP documentation, only first piece documentation will be required as additional IWG manufacturing locations are used to produce this product. If the product requires further development, IWG will notify Viasystems to determine whether or not developmental samples, testing and the resulting PAP / PPAP approval activity should be undertaken by IWG.

         9. Samples -- When IWG receives a written request for a product sample, Viasystems must provide a detailed specification sheet to IWG. After receiving the approved quotation and specification sheet from Viasystems, the IWG Engineering group will review the specification to determine product performance capability and manufacturing feasibility. IWG will engineer the part in the database and quote a lead-time to Viasystems that takes into consideration availability of required raw material, tooling etc. The minimum run for a sample is 25,000 feet or the next nearest standard package. IWG will provide Viasystems First Piece documentation within 24 hours after shipment. This will be followed by a PAP or PPAP within 90 days. The PAP or PPAP documentation will list and thereby qualify the initial IWG producing facility and all other facilities capable of manufacturing this product type. With this signed off PAP or PPAP documentation, only first piece documentation will be required as additional IWG manufacturing locations are used to produce this product. If the product requires further development, IWG will notify Viasystems to determine whether or not development samples, testing and the resulting PAP/PPAP approval activity should be undertaken by IWG.

        10. Slow Moving Inventory -- Product produced to the authorized forecast and not pulled will be evaluated on a monthly basis. IWG will summarize a list of parts where inventory exceeds 90 days (the "Inventory Report"). The IWG Supply Chain Manager (or designee) will submit the Inventory Report each month to the Viasystems Planners, [*]. Viasystems will review the list and determine the appropriate disposition for each part within 20 days of receiving the monthly Inventory Report:

                  -        Scrap at IWG and invoice Viasystems

                  -        Ship to Viasystems and invoice the facility

         11. In the event a mutually acceptable resolution cannot be reached, the dispute will be raised to the Senior Executive level.


                                             * Omitted pursuant to a request for
                                             confidential treatment and filed
                                             separately with the Securities and
                                             Exchange Commission.

                                    EXHIBIT I

                           EDI 830 GUIDELINE EXAMPLES

IWG will interpret the EDI 830 in the following manner (Example: Release 10-20-03 sent to two on 10-30-03):

[*]

A =    Past due quantity without any future demand

B =    Consistent demand in all weeks

C = A weekly forecast quantity that is less than 50% of a standard package

D = Forecast quantity that is not stated in multiples of full standard packages

E =    Inconsistent demand in all weeks

PAST DUE QUANTITY WITHOUT ANY FUTURE REMAND -- EXAMPLE A
IWG will plan production to supply demand found in the week 1 bucket - week of October 20 in the above example. [*]

CONSISTENT DEMAND IN ALL WEEKS -- EXAMPLE B
IWG will plan production to supply demand found in weeks 2, 3, 4 and 5 - October 27th, November 3rd, November 10th and November 17th in example B. Demand in these buckets will be considered "authorized" for production. Demand found in week 2 will not be adjusted to account for any IWG shipments, rather, we will assume that all shipments made prior to the transmission date have been received at Viasystems. [*]

A WEEKLY FORECAST QUANTITY LESS THAN 50% OF A STANDARD PACKAGE-- EXAMPLE C
For product demand that equates to less than half of a fill package and there is no future forecast quantity in any week, IWG will contact the Material Planner at Viasystems for direction on how to handle this demand. If the Planner needs the product and authorizes the build in writing via email, IWG will build and ship a full container to satisfy this demand.


                                             * Omitted pursuant to a request for
                                             confidential treatment and filed
                                             separately with the Securities and
                                             Exchange Commission.

FORECAST QUANTITY NOT STATED IN MULTIPLES OF FULL STANDARD PACKAGES - EXAMPLE D For product demand that equates to less than multiples of a full standard package, IWG will round up to the next full container quantity and build the part if there is future demand in week 6. If there is no demand in this week, IWG will contact the Viasystems Planner. If the Planner gives written authorization by email, IWG will build the additional container. [*]

INCONSISTENT DEMAND IN ALL WEEKS -- EXAMPLE E
When demand is not consistent in all weeks, IWG will build product to satisfy the demand as stated in the 830 Release. For part number DJCW above, we [*]. Inventory will not be built for requirements that are not stated in the most recent EDI forecast.

Product will be available for Viasystems to pull on the following dates:

WEEK ONE - (OCTOBER 20TH IN OUR EXAMPLE)
All week one requirements, except new requirements not stated in the prior release, will be available for pull on the EDI transmission date (October 30th).

WEEK TWO - (OCTOBER 27TH IN OUR EXAMPLE)
All week two requirements, except new requirements not stated in the prior release, will be available for pull on the EDI transmission date (October 30th).

WEEK THREE -- (NOVEMBER 3RD)
Requirements for all parts in the third weekly bucket will be available for shipment no later than the second business day following the EDI transmission -- November 3rd in the above example.

WEEK FOUR -- (NOVEMBER 10TH)
Requirements for demand in this week will be available for shipment on the 6th business day following the EDI transmission date. In our example this would be November 7th.

WEEK FIVE -- (NOVEMBER 17TH)
Requirements for demand in this week will be new requirements that International Wire will immediately put into the build schedule. These requirements will be available for shipment on the eleventh business thy after the EDI is sent (November 14th in our example above).


                                             * Omitted pursuant to a request for
                                             confidential treatment and filed
                                             separately with the Securities and
                                             Exchange Commission.